GLOBAL BLUE GROUP HOLDING AG Organizational Regulations of the Board of Directors and Charters of the Board Committees (Organisationsreglement)

2 TABLE OF CONTENTS 1. ARTICLE 1 – SCOPE OF REGULATIONS .................................................................................... 3 1.1 Basis ......................................................................................................................... 3 1.2 Scope ........................................................................................................................ 3 1.3 Company Structure ................................................................................................... 3 2. ARTICLE 2 – ORGANIZATION IN GENERAL ................................................................................ 3 2.1 Duty of Care and Loyalty .......................................................................................... 3 2.2 Conflicts of Interest ................................................................................................... 4 2.3 Confidentiality ........................................................................................................... 4 3. ARTICLE 3 - MEETINGS OF THE BOARD, THE BOARD COMMITTEES AND THE EXECUTIVE MANAGEMENT ................................................................................................................................. 5 3.1 No Representation .................................................................................................... 5 3.2 Quorum and Majority Requirements ......................................................................... 5 3.3 Circular Resolutions .................................................................................................. 6 3.4 Secretary / Minutes ................................................................................................... 6 3.5 Board Observer ......................................................................................................... 6 4. ARTICLE 4 – BOARD OF DIRECTORS ....................................................................................... 6 4.1 Duties of the Board ................................................................................................... 6 4.2 Delegation of Management ....................................................................................... 9 4.3 Meetings / Agenda .................................................................................................... 9 4.4 Qualified Majority Requirements ............................................................................... 9 4.5 Reserved Matters .................................................................................................... 10 4.6 Right to Request Information .................................................................................. 11 4.7 Independent Advisors ............................................................................................. 11 4.8 Evaluation of Board Performance ........................................................................... 11 4.9 Board Committees .................................................................................................. 11 4.10 Chairman/Chairwoman ........................................................................................... 11 5. ARTICLE – EXECUTIVE MANAGEMENT ................................................................................... 12 5.1 CEO ........................................................................................................................ 12 5.2 Executive Management .......................................................................................... 12 5.3 Duties of the Executive Management ..................................................................... 12 6. ARTICLE 6 – INTERNAL AUDIT ............................................................................................... 13 7. ARTICLE 7 – MISCELLANEOUS.............................................................................................. 13 7.1 Signing Authority ..................................................................................................... 13 7.2 Reporting of Directorships ...................................................................................... 14 7.3 Expense Reimbursement ....................................................................................... 14 8. ARTICLE 8 – EFFECTIVENESS AND AMENDMENTS .................................................................. 14

3 1. ARTICLE 1 – SCOPE OF REGULATIONS 1.1 Basis These organizational regulations ("Regulations") are adopted by the board of directors (the "Board of Directors" or "Board", each member of the Board, a "Director") of Global Blue Group Holding AG (the "Company") pursuant to Articles 18 of the Compa- ny's articles of association (the "Articles of Association"). 1.2 Scope These by-laws and their annexes provide for the rules on the functions and compe- tences of the following corporate bodies and persons:  the Board;  the chairman or chairwoman (the "Chairman/Chairwoman") and secretary (the "Secretary") of the Board;  the standing committees of the Board (the "Board Committees");  the chief executive officer ("CEO") and the Global Blue Group executive commit- tee of the management ("Executive Management", each member of the Execu- tive Management, including the CEO, an "Executive"); and  the internal audit function ("Internal Audit"), and constitute at the same time the Company's fundamental organizational rules in the sense of Article 716b of the Swiss Code of Obligations ("CO"). 1.3 Company Structure The Company is a holding company which directly or indirectly owns a global group of companies that conduct the tourism shopping tax refund business (such group of com- panies, the "Group"). To ensure proper functioning of the business of the Group in the interests of the Company and its shareholders and to comply with various requirements imposed by relevant laws and regulatory authorities, the Board shall supervise and, where necessary and appropriate, provide overall strategic direction for the business of the Group. 2. ARTICLE 2 – ORGANIZATION IN GENERAL 2.1 Duty of Care and Loyalty Each Director or Executive is under the duty to carry out his/her responsibilities with due care and to safeguard and further the interests of the Group, the Company and its share- holders, including the creation of long-term value.

4 2.2 Conflicts of Interest Each Director or Executive shall be mindful of any actual or potential conflict of interest when arranging his/her personal and business affairs. The fact that a Director has been nominated by (i) SL Globetrotter LP (together with each person to which any such nom- ination right is assigned from time to time, a "Principal Shareholder"), respectively, in accordance with the terms of the Relationship Agreement, dated August 31 2020, as amended from time to time (the "Relationship Agreement"), or (ii) CK Opportunities Wolverine S.à r.l. ("Investor"), in accordance with the terms of the investment agree- ment between the Company and CK Opportunities Fund I, LP, dated 5 May 2022, as amended from time to time (the "Investment Agreement"), does in itself not constitute a conflict of interest pursuant to Swiss law. Each Director or Executive must promptly disclose any change in circumstances, in- cluding a material change of his/her personal, business or professional affiliations or responsibilities that might give rise to an actual or potential conflict of interest. Disclosure must be made by: (a) the Chairman/Chairwoman to the chairperson of the Nomination and Compensa- tion Committee; and by (b) a Director or the CEO to the Chairman/Chairwoman; and by (c) a non-CEO Executive to the CEO. The Chairman/Chairwoman, the CEO and the chairperson of the Nomination and Com- pensation Committee, respectively, must review the disclosures and inform the Board and the Executive Management, respectively, with a corresponding proposal for appro- priate mitigating measures, if any. The Board and the Executive Management, respectively, shall, following consultation with outside counsel if deemed necessary, determine appropriate measures to address any actual or potential conflict of interest, which may include requiring a Director to recuse himself or herself from a Board meeting. In case of a resolution on an item requiring a Qualified Majority (as defined below) and for which one or several Directors nominated by a Principal Shareholder is/are con- flicted, an affirmative vote of the Director(s) is required (by way of two separate resolu- tions, one adopted by the non-conflicted Directors and one adopted with the participa- tion of the conflicted Director(s)). In case of a resolution on the Reserved Matters (as defined below) and for which the Director nominated by the Investor is conflicted, an affirmative vote of such Director is required (by way of two separate resolutions, one adopted by the non-conflicted Direc- tors and one adopted with the participation of the conflicted Director). 2.3 Confidentiality Each Director and Executive keeps at all times strictly confidential all information – ex- cept information already in the public domain or disclosure of information that occurs in

5 accordance with the terms of the Relationship Agreement or the Investment Agreement, as applicable – relating to the Company and/or the Group, which the member has learned during the exercise of the duties. This obligation and duty continues even after the expiration of the term of office or the employment relationship. Upon request by the Company, documents of the Company and/or the Group must be returned or destroyed by the Director and Executive, respectively, at the latest on expiry of the term of office or employment relationship. If required, e.g. in case of legal pro- ceedings, the Director and Executive, respectively, can access relevant documents at the office of the Secretary. 3. ARTICLE 3 - MEETINGS OF THE BOARD, THE BOARD COMMITTEES AND THE EXECUTIVE MANAGEMENT 3.1 No Representation A Director or Executive who is not able to participate in a Board, Board Committee or an Executive Management meeting may not be represented by another Director or Ex- ecutive or any other person. 3.2 Quorum and Majority Requirements Unless stated otherwise in these Regulations, the presence in person, by telephone, by video conference or other technical means of a majority of the members is required for any meeting. If the chair does not participate, the meeting will be chaired by the deputy or, in his/her absence, by any member appointed by the other members as ad hoc chair. Subject to Articles 3.3, 4.4 and 8, resolutions require the affirmative majority of the votes cast. If an item is, however, not on the agenda of a Board meeting, resolutions are passed by an affirmative vote of a majority of all Directors, including (for so long as the Sponsor and Partners Group together directly or indirectly hold at least 25% of the vot- ing rights in the Company from time to time, the vote of at least one Director represent- ing SL Globetrotter LP (the "Qualified Majority"). The term Sponsor means Silver Lake Technology Management, LLC, Silver Lake Group, LLC and/or any general partner, manager or investment adviser affiliated with such person (and/or any fund, company or co-investment scheme which is controlled directly or indirectly by such person or of which such person is, directly or indirectly, the general partner, manager or investment adviser and the term Partners Group means Partners Group AG, its affiliates and/or any investment vehicle managed or advised by Partners Group AG or its affiliates or any other entity managed, advised and/or owned or controlled directly or indirectly by Partners Group AG and/or any affiliates thereof. In the event of a tie on any issue, (i) in a Board Committee, the full Board decides the issue, and (ii) in the Executive Management, the CEO decides the issue.

6 3.3 Circular Resolutions A proposal for a circular resolution must be communicated to all members, giving a deadline of at least 3 business days for responding, and is only deemed to have passed if: (a) the proposed resolution is approved with the Qualified Majority; and (b) no member requests a meeting within the deadline for responding in relation to the subject matter of the proposed resolution. A circular resolution must be recorded under a separate heading in the minutes of the following meeting. 3.4 Secretary / Minutes The Board and the Board Committees each appoint a secretary, who need not be a member of the respective bodies. The secretaries of the Board and the Board Commit- tees, and the general counsel in case of the Executive Management, keep the meeting minutes, which contain all resolutions adopted at the meeting and the key decision- making factors. 3.5 Board Observer The Investor shall have the right to appoint a person to attend all meetings of the Board in an observer role (the "Board Observer") in accordance with the terms of the Invest- ment Agreement. The Board Observer shall not have the right to vote at the Board meetings. The Board Observer may be excluded from any portion of a meeting of the Board if required by law (including to avoid antitrust issues). The rules set forth in Articles 2.1 (Duty of Care and Loyalty), 2.2 (Conflicts of Interest) and 2.3 (Confidentiality) apply mutatis mutandis to the Board Observer. 4. ARTICLE 4 – BOARD OF DIRECTORS 4.1 Duties of the Board The Board is the ultimate executive body of the Company. It shall resolve all business matters which are not reserved to the authority of the Gen- eral Meeting or to other executive bodies of the Company by law, the Articles of Asso- ciation, or these Regulations. In particular, the Board has the following duties: (a) The ultimate direction of the business, including, without limitation, the taking of resolutions and the giving of overall guidance or, if necessary or deemed appro- priate, of instructions regarding the following matters (where applicable, the du- ties of the Board are further defined and specified in internal regulations):

7  The strategy upon recommendation of the Executive Management.  The entry into new areas of activity and withdrawal from existing areas of business; acquisitions and divestments of companies, participations in companies or businesses, or incorporations or liquidations of companies or businesses, if such matters are of fundamental significance to the busi- ness of the Group.  The opening and closing down of sites of fundamental significance to the business of the Group.  The initiation and settlement of legal proceedings of fundamental signifi- cance to the business of the Group.  The setting of financial targets for the Group.  The review and approval of corporate policies that are fundamental to the Group, as determined by the Chairman/Chairwoman and the CEO.  The adoption from time to time of further regulations and, if necessary or deemed appropriate, instructions regarding the organization of the Group business and the duties and responsibilities of the executive bodies. (b) The determination of the organization of the Company and the Group upon pro- posal by the CEO or otherwise taking into consideration the recommendations of the CEO and Executive Management. (c) The manner of governance of the Group. (d) The regular review of the Group’s culture. (e) The review of the Group’s risk management system and of the most significant risks and how these are managed. (f) The determination of the Group’s accounting system, financial controls and finan- cial planning. (g) Approval of the Group's annual budget and any amendments/modifications thereof. (h) The review and approval of the annual report of the Company and of the Group, including the compensation report. (i) The nomination or appointment, removal, determination of duties and responsi- bilities, and succession plans of the following persons (subject to the powers of the General Meeting):  Board Committee members and chairpersons;  CEO;

8  Other Executives;  Independent proxy; and  Such other persons as the Board may determine, from time to time, as having significant impact on the business of the Group. (j) The composition of the Board, including the appropriate skills and experiences to be considered in succession planning. (k) The designation of those persons who have signatory power for the Company and the manner in which such persons may sign on behalf of the Company. (l) The ultimate supervision of the persons entrusted with the management of the business, specifically in view of their compliance with laws, the Articles of Asso- ciation, these Regulations and other applicable regulations, directives and in- structions. (m) The preparations for the General Meeting and carrying out the resolutions of the General Meeting, including the preparation of the proposals to the General Meet- ing related to the compensation of the Board and of the Executive Management and to the compensation report, as per the Articles of Association. (n) The notification of the court if liabilities exceed assets. (o) The adoption of (i) resolutions concerning an increase of the share capital to the extent that such power is vested in the Board (article 651 paragraph 4 CO), as well as (ii) resolutions concerning confirmation of capital increases and related amendments to the Articles of Association and (iii) resolutions pertaining to the issue of common shares under the Company's existing authorized capital or, fol- lowing the introduction by the Company of a capital band (Kapitalband) pursuant to Article 653s et seq. of the revised Swiss Code of Obligations (coming into force on 1 January 2023), its available share capital within the capital band in order to comply with share delivery obligations in connection with (x) the warrants issued by the Company to former holders of warrants of Far Point Acquisition Corpora- tion in connection with the listing of the Company, (y) conversion rights and war- rants granted in connection with debt instruments and loans issued by the Com- pany or one of its subsidiaries from time to time, (z) the Series A Preferred Shares and the Series B Preferred Shares, respectively and (zz) the employee equity plans of the Company and the issue of Series B Preferred Shares to implement preferred dividend resolutions adopted by the general meeting. The adoption of confirmatory resolutions pursuant to this paragraph (o) are exempted from the presence requirement outlined in Article 3.2 so that presence and approval by one Director shall be sufficient for such resolutions. (p) The determination of (i) the compensation strategy and the principles, structure and design of compensation plans for the Executive Management, (ii) the long- term incentive/equity plans, (iii) the compensation amount for the Directors and for the Executive Management to be presented to the shareholders for approval, (iv) of the terms of employment of the CEO and other members of the Executive

9 Management, (v) the determination of the compensation of the Executive Man- agement as well as their good or bad leaver status under applicable bonus and equity plans in case of termination of employment and (vi) the Group and divi- sional financial, strategic and operational targets and the evaluation of target achievement. (q) The determination of (i) whether or not a Director is independent, and (ii) whether or not the members of the Finance and Audit Committee meet the financial liter- acy and expertise standards. (r) The approval of other business, if such business exceeds the authority delegated from time to time by the Board to the Board Committees or to the Executive Man- agement. 4.2 Delegation of Management Where not stipulated as a Board responsibility by law, the Articles of Association or these Regulations, the Board delegates the management of the business to the Exec- utive Management, pursuant and subject to these Regulations. 4.3 Meetings / Agenda The Board meets at the invitation of the Chairman/Chairwoman as often as may be required. Invitations for Board meetings contain the meeting agenda and are sent out at least five business days in advance, except for urgent matters. Also, any Director may request a meeting for a specific purpose or the inclusion of a certain item on the agenda. 4.4 Qualified Majority Requirements The Qualified Majority of the Board of Directors is required for the following items: (a) to issue shares or convertible debt instruments with pre-emptive rights or ad- vance subscription rights (in case of convertible debt) being restricted or ex- cluded; (b) to issue shares or convertible debt instruments convertible into shares represent- ing more than 10% of the existing share capital of the Company if pre-emptive rights and advance subscription rights, respectively, are not limited; (c) any transaction or agreement between the Company (and any of its subsidiaries) and (i) a Principal Shareholder or Partners Group or (ii) any person, entity or business organization directly or indirectly controlling, controlled by or under com- mon control with a Principal Shareholder and Partners Group, respectively, ex- cept for:  any agreement entered by the Company prior to or in connection with the listing of the Company; and

10  transactions with portfolio companies of the Sponsor and Partners Group, respectively, on an arm’s length basis and entered into by the Company (or its subsidiaries) in the ordinary course of their business. In this paragraph 4.4(c) the term control, controlling or controlled shall be con- strued based on and in accordance with Art. 963 Section 2 CO. (d) any resolution of the Board of Directors having the potential effect of or resulting in the Board of Directors consisting of more or less than 9 members; (e) proposal to the general meeting to amend or modify the Articles of Association in respect of the provisions dealing with the appointment or removal of directors; (f) amendment or modification of the Regulations and the Committee Charters; and (g) voluntary delisting of the Company from a major stock exchange, except in the context of a change of control of the Company. 4.5 Reserved Matters With effect from Preferred First Closing (as defined in the Investment Agreement) and for so long as the Investor directly or indirectly holds at least 5% of the voting rights in the Company, the resolutions of the Board of Directors on the following matters require an affirmative vote of the Director nominated by the Investor: (a) Material amendments to the Regulations or committee charters pertaining to the proposal by the Board of Directors to the general meeting regarding the election of the Director nominated by the Investor and the membership of such Director in one of the permanent committees of the Board of Directors, and which amend- ments have an adverse and disproportionate impact on the Investor (or the Di- rector nominated by the Investor) as compared to a Principal Shareholder (or any Director nominated by a Principal Shareholder); (b) Material amendments to the provisions of the Articles of Association pertaining to the appointment or removal of Directors that have an adverse and disproportion- ate impact on the Investor (or the Director nominated by the Investor) as com- pared to a Principal Shareholder (or any Director nominated by a Principal Share- holder); and (c) Any amendment to this Article 4.5. In addition, with effect from Preferred Second Closing (as defined in the Investment Agreement) and for so long as the Investor directly or indirectly holds at least 5% of the voting rights in the Company, the resolutions of the Board of Directors on the following matters require an affirmative vote of the Director nominated by the Investor: (d) For so long as (i) the Sponsor or any of its affiliates (including, for the avoidance of doubt, the Principal Shareholder), and (ii) Partners Group or any of its affiliates or Global Blue Holding L.P. jointly hold (directly or indirectly) at least 50% of the voting rights in the Company from time to time, transactions between the Sponsor

11 or Partners Group or any of their respective affiliates, on one hand, and the Com- pany and its affiliates on the other hand, other than on an arm’s length basis, unless approved by the majority of all Directors excluding the Directors nominated by the Principal Shareholder, Global Blue Holding L.P. (or any affiliate of the Sponsor or Partners Group); and (e) Voluntary delisting of the Company from a major stock exchange, except in the context of a change of control of the Company; 4.6 Right to Request Information Directors have full and unrestricted access to the management and employees of the Group in the execution of their duties. 4.7 Independent Advisors The Board has the authority to retain independent advisors for any matters within the scope of its responsibilities. 4.8 Evaluation of Board Performance The Board conducts an annual evaluation of the performance of the Board, of the Board Committees and of the Chairman/Chairwoman. 4.9 Board Committees The Board may establish ad hoc Board Committees and has the following permanent Board Committees:  Finance and Audit Committee, and  Nomination and Compensation Committee The composition and duties of the permanent Board Committees are set forth in Appen- dix I. 4.10 Chairman/Chairwoman In addition to other duties described in these Regulations and the Articles of Association, the Chairman/Chairwoman has the following duties: (a) Provides leadership to the Board in its governance role, coordinates the tasks within the Board; (b) Coordinates, together with the chairpersons of the Board Committees, the work of the Board Committees; (c) Establishes and keeps a close working relationship with the CEO, provides ad- vice and support while respecting the fact that the day-to-day management re- sponsibility is delegated to the Executive Management led by the CEO;

12 (d) Promotes effective relationships and communication between the Board, the CEO and the Executive Management; (e) Takes the lead in crisis situations; (f) Together with the CEO, ensures effective communication with shareholders, other stakeholders and the general public; and (g) Works closely with the CEO in evaluating Executives and in establishing succes- sion plans for key management positions. 5. ARTICLE – EXECUTIVE MANAGEMENT 5.1 CEO In addition to other duties that may be assigned by the Board, the CEO, supported by the Executive Management, has the following duties: (a) Leads the development of the strategy of the Group's business; (b) Directs, reviews and approves the business plans developed by Executive Man- agement. (c) Overall responsibility for the management and performance of the business; (d) Leads the Executive Management; (e) Builds and maintains an effective Executive Management and proposes ade- quate succession planning to the Board; and (f) Represents the Company, in coordination with the Chairman/Chairwoman, with major customers, financial analysts, investors and the media. 5.2 Executive Management The Executive Management is led by the CEO. It consists of such members as ap- pointed by the Board. 5.3 Duties of the Executive Management The Executive Management is responsible for the management of the business. In par- ticular, and without limitation, the Executive Management has the following duties: (a) Contributes to the development of the strategy of the business together with and under the leadership of the CEO; (b) Develops and implements the business plans, policies and processes to achieve the strategic objectives and financial targets of the Group; (c) Regularly assesses the achievement of the targets for the business;

13 (d) Submits proposals to the Board or to one of the Board Committees for approval for items requiring such approval based on these Regulations or further internal regulations; (e) Implements the decisions taken by the Board or the Board Committees; (f) Prepares and submits quarterly and annual reports for the attention of the Board or the Board Committees, and keeps the Board or the Board Committees in- formed of all matters of fundamental significance to the business and/or that are relevant to allow the Board or the Board Committees to fully perform their duties; (g) Develops and implements modifications to the organization of the business to ensure efficient operation of the business and achievement of optimized consol- idated results; (h) Ensures appropriate external stakeholder management, including an effective in- ternal and external communication strategy; (i) Ensures that management capacity, financial and other resources are provided and used efficiently; (j) Reports immediately to the Board any matter requiring prompt Board attention; and (k) Deals with such other matters as are delegated by the Board or a Board Commit- tee to the Executive Management. 6. ARTICLE 6 – INTERNAL AUDIT The Group’s Internal Audit shall: (a) carry out operational and system audits, assist the organizational units in the ac- complishment of objectives by providing an independent approach to the evalu- ation, improvement, and effectiveness of their risk management and internal con- trol framework. All organizational units of the Group are subject to audit; (b) prepare reports regarding the audits it has performed, and report to the Finance and Audit Committee and to the CEO material irregularities, whether actual or suspected, without delay; and (c) perform such other functions and audits as assigned to it by the Board, the Fi- nance and Audit Committee or the CEO from time to time. 7. ARTICLE 7 – MISCELLANEOUS 7.1 Signing Authority The Board shall determine and grant the signing authority for the Board, the members of the Executive Management and for other persons to sign on behalf of the Company.

14 7.2 Reporting of Directorships All members of the Board are required to report the directorships and consulting agree- ments as well as any changes in directorships or consultantships and when there is a change in their principal employment to the Company's general counsel, who will report this to the Nomination and Compensation Committee. Directorships and consult- antships relating to portfolio companies of a fund or funds managed, advised or con- trolled, directly or indirectly, by Silver Lake Technology Management, L.L.C or its affili- ates, Partners Group or CK Opportunities Wolverine S.à r.l. need only be reported on an annual basis. 7.3 Expense Reimbursement The Directors shall be reimbursed for their reasonable expenses, including travel cost. 8. ARTICLE 8 – EFFECTIVENESS AND AMENDMENTS The Regulations come into effect on 13 June, 2022. Subject to Article 4.5, the Regulations may only be amended or replaced by the Board by way of Qualified Majority. Appendix I: Charter Finance and Audit Committee Charter Nomination and Compensation Committee